UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 27, 2009

                           ALBANY INTERNATIONAL CORP.
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             (Exact name of registrant as specified in its charter)

            Delaware                    1-10026                 14-0462060
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  (State or other jurisdiction        (Commission            (I.R.S. Employer
        of incorporation)             File Number)          Identification No.)

            1373 Broadway, Albany, New York                       12204
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       (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code (518) 445-2200

                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))


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                                TABLE OF CONTENTS

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 27, 2009, the Registrant's Board of Directors approved amendments to the Registrant's Corporate Governance Guidelines to effect changes to Director compensation. A copy of the relevant excerpt from the Guidelines is being filed as Exhibit 10(o)(vi). At the same time, the Board approved amendments to the Registrant's Directors' Annual Retainer Plan. The Annual Retainer Plan, which covers the stock portion of Director Compensation, requires stockholder approval. The Registrant plans to seek such approval at the 2009 Annual Meeting of Stockholders. A copy of the amended Plan is being filed as Exhibit 10(o)(v).

The effect of these changes is to shift a larger portion of Director compensation from cash to shares of Registrant's Class A Common Stock.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Not Applicable.
(b) Not Applicable.
(c) Not Applicable.
(d) Exhibit 10(o)(v)    Directors' Annual Retainer Plan.
    Exhibit 10(o)(vi)   Excerpt from Corporate Governance Guidelines describing
                        Director compensation.


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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ALBANY INTERNATIONAL CORP.

                                            By: /s/ Michael C. Nahl
                                                ---------------------------
                                            Name: Michael C. Nahl
                                            Title: Executive Vice President
                                            and Chief Financial Officer
                                            (Principal Financial Officer)

                                            Date: March 2, 2009


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                                  EXHIBIT INDEX


Exhibit No.             Description
-----------             -----------

Exhibit 10(o)(v)        Directors' Annual Retainer Plan.
Exhibit 10(o)(vi) Excerpt from Corporate Governance Guidelines describing Director compensation.